UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
                                (AMENDMENT NO. 1)

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):

                                  June 26, 1998



                                 U S WEST, Inc.
                            (Formerly "USW-C, Inc.")
             (Exact Name of Registrant as Specified in its Charter)

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               Delaware                                1-14087                              84-0953188
           (State or Other                     Commission File Number                     I.R.S. Employer
    Jurisdiction of Incorporation                                                      Identification Number


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                             1801 California Street
                             Denver, Colorado 80202
               (Address of principal executive offices) (zip code)


                                 (303) 672-2700
              (Registrant's telephone number, including area code)

                                   USW-C, Inc.
          (Former name or former address, if changed since last report)


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Item 5.  Other Events

The Separation

         On June 12, 1998, U S WEST, Inc. (which was renamed "MediaOne Group, Inc." and is referred to herein as "Old U S WEST") separated into two independent companies (the "Separation"), all in accordance with the terms of the Separation Agreement (the "Separation Agreement"), dated as of June 5, 1998, between Old U S WEST and the Registrant, USW-C, Inc. (which was renamed "U S WEST, Inc." and is referred to herein as "New U S WEST").

         Pursuant to the Separation Agreement, Old U S WEST (i) contributed the businesses of the U S WEST Communications Group and the domestic directories business of the U S WEST Media Group ("Dex") to new U S WEST and (ii) redeemed each outstanding share of U S WEST Communications Group Common Stock for one share of Common Stock of New U S WEST and distributed $850 million in value of New U S WEST Common Stock (the "Dex Dividend") to holders of U S WEST Media Group Common Stock in connection with the alignment of Dex with New U S WEST. The number of shares of New U S WEST Common Stock distributed per share of U S WEST Media Group Stock pursuant to the Dex Dividend was 0.02731, which was calculated in accordance with Section 4.3(b) of the Separation Agreement. The conformed execution copy of the Separation Agreement, the Employee Matters Agreement, and the Tax Sharing Agreement are filed as Exhibits to this Current Report on Form 8-K.

New U S WEST

         New U S WEST is a diversified communications company providing services principally to customers in a 14-state mountain and western region of the United States, which is comprised of the states of Arizona, Colorado, Idaho, Iowa, Minnesota, Montana, Nebraska, New Mexico, North Dakota, Oregon, South Dakota, Utah, Washington and Wyoming. New U S WEST has operations in four principal areas: (i) telecommunications and related services; (ii) wireless services;
(iii) high-speed data and Internet services; and (iv) directory services. The major component of new U S WEST is U S WEST Communications, Inc., which provides communications service to more than 25 million residential and business customers in its region.

     As of the date hereof, new U S WEST has three classes of director. The first class, which expires in 1999, consists of Allen R. Jacobson, George J. Harad and Marilyn C. Nelson. The second class, which expires in 2000, consists of Frank Popoff, Jerry O. Williams, Richard D. McCormick and Peter S. Hellman. The third class, which expires in 2001, consists of Sol Trujillo, Craig R. Barrett, Jerry J. Colangelo and Linda G. Alvarado. After initial classification, each class will hold office for three years. Mr. McCormick was appointed Chairman of the Board of Directors.

         In connection with the Separation, New U S WEST entered into a Rights Agreement (the "Rights Agreement") with State Street Bank and Trust Company, as rights agent, as described more fully in the Old U S WEST Proxy Statement, dated April 20, 1998, filed with the Securities and Exchange Commission on Schedule 14A. The calculated exercise price of a right under the Rights Agreement is $229.7813.

         This Form 8-K/A amends the Registrant's Form 8-K dated June 17, 1998 to include the date of the Separation Agreement as referenced in Exhibit 99.2 (the Employee Matters Agreement) as well as conformed signatures on Exhibits 99.1, 99.2 and 99.3.


Item 7.  Financial Statements and Exhibits

         (c)  Exhibits
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    Exhibit No.         Description

    Exhibit 3(ii)       Bylaws of U S WEST, Inc. (formerly USW-C, Inc.), effective as of
                        June 12, 1998.

    Exhibit 99.1        Separation Agreement between U S WEST, Inc. (renamed
                        "MediaOne Group, Inc.") and USW-C, Inc. (renamed "U S WEST,
                        Inc."), dated June 5, 1998.

    Exhibit 99.2        Employee Matters Agreement between U S WEST, Inc. (renamed
                        "MediaOne Group, Inc.") and USW-C, Inc. (renamed "U S WEST,
                        Inc."), dated June 5, 1998.

    Exhibit 99.3        Tax Sharing Agreement between U S WEST, Inc. (renamed
                        "MediaOne Group, Inc.") and USW-C, Inc. (renamed "U S WEST,
                        Inc."), dated June 5, 1998.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                          U S WEST, Inc. (formerly USW-C, Inc.)


                          By:    /s/ Thomas O. McGimpsey
                                 ----------------------------------------------
                                 THOMAS O. McGIMPSEY
                                 Assistant Secretary


Dated:  June 26, 1998